UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A INFORMATION

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Tenet Healthcare Corporation

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Tenet Health TENET HEALTHCARE CORPORATION 14201 DALLAS PARKWAY DALLAS, TEXAS 75254 D46629-P54410 Your Vote Counts! TENET HEALTHCARE CORPORATION 2021 Annual Meeting Vote by May 5, 2021 11:59 PM ET You invested in TENET HEALTHCARE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 6, 2021 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/THC2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Ronald A. Rittenmeyer 1b. J. Robert Kerrey 1c. James L. Bierman 1d. Richard W. Fisher 1e. Meghan M. FitzGerald 1f. Cecil D. Haney 1g. Christopher S. Lynch 1h. Richard J. Mark 1i. Tammy Romo 1j. Saumya Sutaria 1k. Nadja Y. West 2. Proposal to approve, on an advisory basis, the company’s executive compensation. 3. Proposal to ratify the selection of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. Board Recommends For For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D46630-P54410